UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 17, 2017

McCormick & Company, Incorporated

(Exact name of registrant as specified in its charter)

Maryland	001-14920	52-0408290
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18 Loveton Circle Sparks, Maryland		21152
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (410) 771-7301

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

On August 17, 2017, McCormick & Company, Incorporated, a Maryland corporation (“McCormick”), pursuant to the previously announced Stock Purchase Agreement (the “Agreement”) by and among McCormick, The R.T. French’s Food Group Limited, a private limited company incorporated in England and Wales (“French’s Seller”), Reckitt Benckiser LLC, a Delaware limited liability company (“Tiger’s Milk Seller” and, together with French’s Seller, the “Sellers”), and Reckitt Benckiser Group plc (“Sellers’ Parent”), acquired 100% of the outstanding equity interests of each of (i) The French’s Food Company LLC, a Delaware limited liability company (“French’s US”), (ii) The French’s Food Company, Inc., a Canadian corporation (“French’s Canada”), (iii) The R.T. French’s Food Company Limited, a private limited company incorporated in England and Wales (“French’s UK”), and (iv) Tiger’s Milk LLC, a Delaware limited liability company (“Tiger’s Milk,” and together with French’s US, French’s Canada and French’s UK, the “Acquired Business”), which is referred to herein as the “Acquisition.” Antitrust clearance for the Acquisition was obtained from the Federal Trade Commission on August 14, 2017.

The consideration for the Acquisition totaled approximately $4.2 billion in cash, and was funded with (a) borrowings under McCormick’s $1.5 billion Term Loan Agreement (the “Term Loan Agreement”), dated August 7, 2017 among McCormick, Bank of America, N.A., as administrative agent, and each lender party thereto, (b) amounts received from the offering of $2.5 billion aggregate principal amount of McCormick’s senior unsecured notes, which closed on August 11, 2017, and (c) amounts received from the offering of McCormick’s common stock non-voting, which closed on August 11, 2017.

The foregoing description of the Acquisition and the Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Agreement, which was filed as Exhibit 2.1 to McCormick’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on July 19, 2017, and is incorporated herein by reference. The Agreement has been filed to provide investors and security holders with information regarding its terms. It is not intended to provide any other information about the Acquired Business, Sellers or McCormick. The Agreement contains representations, warranties and covenants of the parties thereto made to and solely for the benefit of each other, and such representations, warranties and covenants may be subject to materiality and other qualifiers applicable to the contracting parties that differ from those that may be viewed as material to investors. The assertions embodied in those representations, warranties and covenants are qualified by information in confidential disclosure schedules that the Sellers delivered in connection with the execution of the Agreement and were made only as of the date of the Agreement. Accordingly, investors and security holders should not rely on the representations, warranties and covenants as characterizations of the actual state of facts. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Agreement, which subsequent information may or may not be fully reflected in McCormick’s public disclosures.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As previously reported, on August 7, 2017, McCormick entered into the Term Loan Agreement. On August 17, 2017, McCormick borrowed two tranches of senior unsecured term loans under the Term Loan Agreement to finance a portion of the Acquisition consideration. Each tranche is in an aggregate principal amount of $750 million (for a total aggregate principal amount of $1.5 billion) and matures three years and five years, respectively, from the date of funding.

Item 7.01	Regulation FD Disclosure.

On August 17, 2017, McCormick issued a press release regarding the completion of the Acquisition. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, (i) is furnished pursuant to Item 7.01 and shall not be deemed “filed” for any purpose; and (ii) shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, regardless of any general incorporation language in such filing.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

McCormick previously provided the financial statements required by this Item as Exhibits 99.1 and 99.2 to McCormick’s Current Report on Form 8-K filed with the Commission on August 7, 2017. Accordingly, no additional financial statements are required to be included herein.

(b)	Pro Forma Financial Information.

McCormick previously provided the pro forma financial statements required by this Item as Exhibit 99.3 to McCormick’s Current Report on Form 8-K filed with the Commission on August 7, 2017. Accordingly, no additional pro forma financial information is required to be included herein.

(d)	Exhibits.

Exhibit Number	Description

2.1	Stock Purchase Agreement, dated July 18, 2017, by and among McCormick & Company, Incorporated, The R.T. French’s Food Group Limited, Reckitt Benckiser LLC, and Reckitt Benckiser Group plc (incorporated by reference to Exhibit 2.1 of McCormick’s Current Report on Form 8-K, filed with the Commission on July 19, 2017). Disclosure schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Agreement as filed identifies such schedules and exhibits, including the general nature of their contents. McCormick agrees to furnish a copy of any omitted attachment to the Commission on a confidential basis upon request.

99.1	Press Release, dated August 17, 2017.

Cautionary Note Concerning Forward-Looking Statements

Certain information contained herein and in the exhibits that are not statements of historical or current fact constitute “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934. These statements may be identified by the use of words such as “may,” “will,” “expect,” “should,” “anticipate,” “intend,” “believe” and “plan.” The forward-looking statements contained herein and in the exhibits include, without limitation, statements related to: the expected impact of the acquisition of the Acquired Business, including among others, on McCormick’s net sales, expected trends in net sales and earnings performance and other financial measures; expectations regarding improved scale, growth potential in various products, geographies and market categories, including the impact from innovation, a more diverse product offering and millennial household penetration; expectations regarding growth in the hot sauce category; the realization of anticipated cost synergies, margin expansion and adjusted earnings per share accretion from the acquisition; the ability to retain key personnel; and the anticipated sufficiency of future cash flows to enable the payments of interest and repayment of short- and long-term debt as well as quarterly dividends.

These and other forward-looking statements are based on management’s current views and assumptions and involve risks and uncertainties that could significantly affect expected results. Results may be materially affected by factors such as: risks associated with acquisitions generally, such as the failure to retain key management and employees of the Acquired Business; issues or delays in the successful integration of the Acquired Business’ operations with those of McCormick, including incurring or experiencing unanticipated costs and/or delays or difficulties; difficulties or delays in the successful transition of the Acquired Business’ business from the information technology systems of Sellers’ Parent to those of McCormick as well as risks associated with the integration and transition of the operations, systems and personnel of the Acquired Business, within the term of the six-month post-closing transition services agreement between McCormick and Sellers’ Parent; future levels of revenues being lower than expected and costs being higher than expected; failure or inability to implement growth strategies in a timely manner; unfavorable reaction to the acquisition by customers, competitors, suppliers and employees; conditions affecting the industry generally; local and global political and economic conditions; changes in the level of capital investment; and other risks described in the company’s filings with the Commission, including McCormick’s Annual Report on Form 10-K for the year ended November 30, 2016.

Actual results could differ materially from those projected in the forward-looking statements. McCormick undertakes no obligation to update or revise publicly, any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McCORMICK & COMPANY, INCORPORATED

By:	/s/ Jeffery D. Schwartz
Jeffery D. Schwartz
Vice President, General Counsel and Secretary

Date: August 17, 2017